February 15, 2013

Supplement

SUPPLEMENT DATED FEBRUARY 15, 2013 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley European Equity Fund Inc., dated February 29, 2012
Morgan Stanley Global Fixed Income Opportunities Fund, dated March 1, 2012
Morgan Stanley Focus Growth Fund, dated April 30, 2012
Morgan Stanley Global Infrastructure Fund, dated April 30, 2012
Morgan Stanley Mortgage Securities Trust, dated February 29, 2012
Morgan Stanley Multi Cap Growth Trust, dated March 30, 2012
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2012
(collectively, the "Funds")

The third paragraph of the section of each Fund's Statement of Additional Information entitled "V. Investment Advisory and Other Services—J. Revenue Sharing" is hereby deleted and replaced with the following:

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On Class A, Class B, Class L and Class I shares of the Fund held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

(2)  With respect to one or more Intermediaries, a one-time fee in an amount up to $25,000 for access to such Intermediary's sales platform(s).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.